SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 6, 2002

                                 ---------------

                           CIRCLE GROUP INTERNET INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                    Illinois
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)

                                    000-27841
                              --------------------
                            (Commission File Number)

                                   36-4197173
                              --------------------
                                (I.R.S. Employer
                               Identification No.)


                     1011 Campus Drive, Mundelein, Illinois
             ------------------------------------------------------
                    (Address of principal executive offices)


                                      60060
                              --------------------
                                   (Zip Code)

        Registrant's telephone number, including area code (847) 549-6002
                               -------------------

ITEM 4.         Change in Registrant's Certifying Accountant

                On November 6, 2002, Circle Group Internet Inc. (the "Company") dismissed its certifying accountant firm McGladrey & Pullen LLP, as recommended by the audit committee of the Company's Board of Directors. The accountants' report on the financial statements for the Company's fiscal years ended December 31, 2001 and 2000 expressed an unqualified opinion on those financial statements. During such fiscal years and the subsequent interim periods prior to November 6, 2002, , there were no disagreements with the former accounting firm on any matter of accounting principles or practices, financial disclosure or auditing scope of procedure, which disagreements, if not resolved to McGladrey & Pullen's satisfaction, would have caused McGladrey & Pullen to make reference to the subject matter of the disagreements in connection with McGladrey & Pullen's reports. The Company engaged Spector & Wong, LLP as of such date.

                The Company will authorize the former accounting firm to respond fully to the inquiries of the successor accounting firm, if any.


ITEM 7.         EXHIBIT LIST

Exhibit No.     Description
--------------------------------------------------------------------------------
   16           McGladrey & Pullen ceases client-auditors relationship with
                Circle Group Internet Inc.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CIRCLE GROUP INTERNET INC.


                                By:  /s/ Greg Halpern
                                     ----------------------------------------
                                         Greg Halpern
                                         Chief Executive Officer


Date: November 12, 2002

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